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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 21, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                 1-16455                              76-0655566
    (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
          of Incorporation)                                                             Identification No.)


                               1000 MAIN
                            HOUSTON, TEXAS                                   77002
              (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto and incorporated by reference herein are the consolidated interim financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of results of operations for the quarterly period ended September 30, 2003.




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                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                     RELIANT RESOURCES, INC.
                                           (Registrant)



Date: November 21, 2003              By:   /s/ Thomas C. Livengood
                                        ---------------------------------
                                               Thomas C. Livengood
                                               Vice President and
                                                   Controller

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
------              -------------------

 99.1 Consolidated interim financial statements of Reliant Energy Mid-Atlantic Power Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of results of operations for the quarterly period ended September 30, 2003.